SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 13, 2002
                                 ---------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. Horton, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)



------------------------ -------------------- --------------------------------
        Delaware                1-14122                 75-2386963
------------------------ -------------------- --------------------------------
    (State or Other           (Commission             (IRS Employer
    Jurisdiction of           File Number)            Identification No.)
     Incorporation
------------------------ -------------------- --------------------------------


           1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

        On August 13, 2002, D.R. Horton, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q is accompanied by the certifications of Donald J. Tomnitz, Vice Chairman, President and Chief Executive Officer of the Company, and Samuel R.
Fuller,  Executive  Vice President,   Treasurer  and  Chief  Financial  Officer
of  the  Company.   Such certifications are attached hereto as Exhibits 99.1 and
99.2, respectively,  and incorporated herein by reference.

        Also, on August 13, 2002, pursuant to Securities and Exchange Commission Order 4-460 (the "Order"), the principal executive officer and principal financial officer of the Company filed written statements, under oath, in the form of Exhibit A to the Order. Copies of the written statements are attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference. The Company announced the completion of each of the certifications and written statements by a news release, which is attached hereto as Exhibit 99.5 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2002

                                       D. R. Horton, Inc.


                                       By:  /s/ Samuel R. Fuller
                                          -------------------------------------
                                            Samuel R. Fuller
                                            Executive Vice President, Treasurer,
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Exhibit

99.1 Certificate pursuant to 18 U.S.C. Section 1350 by the Company's Chief Executive Officer.

99.2 Certificate pursuant to 18 U.S.C. Section 1350 by the Company's Chief Financial Officer.

99.3 Written Statement pursuant to Securities and Exchange Commission Order No. 4-460 of the Company's principal executive officer.

99.4 Written Statement pursuant to Securities and Exchange Commission Order No. 4-460 of the Company's principal financial officer.

99.5            News Release, dated August 13, 2002.